Business Proprietary and Confidential TEL 878-7167

LEASE OF MINING PROPERTY

Restatement and Amendment to Lease Agreement executed March 16, 2007

THIS AMENDED AND RESTATED LEASE AGREEMENT (hereinafter referred to as "**LEASE**") made at 1170 Campbell Drive, Las Vegas, Nevada 89102 this 12th day of April, 2007 by and between:

Erline Y. Smith, Trustee, Erline Y. Smith Trust, and Lawana Hooper, (hereinafter collectively referred to as "**Lessor**"), and

Royal Mines Inc., with a business address at 8005 La Cienega Road, Las Vegas, NV 89123, (hereinafter referred to as "Lessee").

WITNESSETH

WHEREAS Lessor is the sole owner of certain patented mining claims situated in the City of Searchlight, Clark County, Nevada (hereinafter referred to as "**Patented MC**"), of which the following information illustrated in Exhibit A serve as the **Patented MC** bounding and unique description:

- Parcel APN# 250-02-401-002 designated "Jupiter Lode", US Patent Survey #2166.
- "Enterprise Millsite" US Patent #2518, Searchlight Mining District.
- Clark County Assessor Description PT SW4 SEC 02 29 63, designated 20.61 total acres.

WHEREAS Lessor has owned the **Patented MC** with the following ownership history as illustrated in Exhibit B:

- As Erline Y. Smith, recorded August 31, 1962, under document # 0384:0309618.
- As Erline Y. Smith Trust dated November 23, 1998 and Erline Y. Smith TRS, recorded September 8, 2000, under document # 20000908:00406.
- Documented by a GRANT, BARGAIN, SALE DEED and executed August 29, 2000, in which Erline Y. Smith grants to Erline Y. Smith Trust dated November 23, 1998 all rights, interests, and title of the **Patented MC**.

WHEREAS Lessor is vested with complete powers of disposition of the **Patented MC**, including the power to plat, sell, encumber, mortgage, lease, and convey as a whole or in parcels, of which such authority is illustrated in Exhibit C.

WHEREAS Lessor and **Lessee** (hereinafter collectively referred to as "Parties") executed a Lease of Mining Property Agreement on March 16, 2007, of which the terms and conditions are illustrated in Exhibit D.

WHEREAS Lessor and Lessee intend to abide by the terms and conditions of this Amended and Restated Lease Agreement executed April 12, 2007, which will supersede and replace the Lease of Mining Property Agreement executed on March 16, 2007.

NOW THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

I. GRANT

Lessor hereby grants, leases and demises the **Patented MC** to the **Lessee**, including such personal property as may be located therein, together with all privileges and appurtenances, all right, title and interests owned, available or granted to the **Lessor** and pertaining to the **Patented MC.**

II. TERM

Lessee is granted for a term of twenty (20) years, commencing from and after the date hereof, and shall extend until this Lease be terminated according to the provisions stated in Section XIII.

III. PURPOSES

The purposes of this Lease are to grant to the **Lessee** the exclusive right to enter into and upon the **Patented MC**, and each and every part thereof so long as this Lease remains in effect, and to explore for, develop, mine, leach in place, treat, produce, to ship, and sell, all for its own account such ores, material (metallic and nonmetallic), and minerals as may be found therein or thereon, and all of which shall hereinafter be referred to as **PRODUCTION**.

IV. ROYALTIES/RENTALS

Royal Mines Inc., as the **Lessee**, will pay to the **Lessor** the following financial consideration:

1. Subjected to confirmation and validation of title and ownership of the **Patented MC**, and that the Patented MC is free of any liens and/or encumbrances, all of which will be completed within 120 days from the execution of this Lease, **Lessee** will pay **Lessor** a one-time signing bonus of $5000.00 USD. In the event that there are unresolved liens and encumbrances associated with the **Patented MC, Lessee** will withhold payment until **Lessor** clears all unresolved liens and encumbrances.
2. An annual rental fee of $1000.00 USD per each five (5) acres parcel of the **Patented MC**, totaling twenty (20) acres. (Payable 120 days later) Apr. 13/07
3. An annual royalty equal to five (5) percent of "net smelting" profit from the PRODUCTION. Royalty will only be paid if **Lessee** produced for its own accounts the metals and minerals of the PRODUCTION. Net Smelting profit is defined as the net profit derived from the sale of metals and minerals produced from the PRODUCTION to accredited third-party dealers of such commodities.

$4000 EACH YR.

CK # 2120 E.Y.S

V. OPERATIONS OF LESSEE

Lessee shall conduct all mining and other operations under this Lease in accordance with GOOD MINING PRACTICES and SOUND PRINCIPLES OF CONSERVATION and in accordance

with all APPLICABLE LAWS and rules and regulations promulgated by Federal, State and local authorities.

Lessee shall keep and maintain true and correct BOOKS OF ACCOUNT AND RECORDS which shall show the amount, production from this **Patented MC** and the amount of proceeds derived from the sale of such PRODUCTION. Said books and records shall be open for INSPECTION and audit by **Lessor** or its agent at all reasonable times and for a period of one year following termination of this Lease.

Lessor expressly reserves the right, at **Lessor**'s option and expense, to maintain an AGENT on the **Patented MC** for the purpose of verifying production, and to check, inspect and keep account of all production from said **Patented MC**, provided that the Agent and/or inspections do not interfere with **Lessee**'s operations.

VI. INSURANCE/INDEMNITY

6.1 It is specifically agreed by the parties hereto that the **Lessor** shall not be liable to third parties, or employees, or agents of the **Lessee**, for the activities and obligations of the **Lessee** during the term hereof, and that sufficient notice to such effect shall be posted on the **Patented MC** and appropriately filed in accordance with the laws of the political jurisdiction(s) within whom the Patented is located and wherever **Lessee** conducts operations relevant to this Lease.

6.2 Prior to commencement of operations hereunder, **Lessee** shall obtain all workmen's compensation insurance, liability insurance, and policies of insurance against other risks for which **Lessor** may reasonably be considered to have exposure as a result of **Lessee**'s operations or tenancy of the **Patented MC**. All insurance shall be maintained by **Lessee** at its own expense throughout the duration of this Lease, and whenever **Lessor** reasonably requests, **Lessee** shall furnish to **Lessor** evidence that such insurance is being maintained.

6.3 **Lessee** agrees to indemnify and hold **Lessor** harmless from and against any and all liability, claims and causes for action for personal injury or death, and damage to, or loss or destruction of property, resulting from its tenancy of the Patented MC and from its operations hereunder.

VII. ASSESSMENT WORK

Lessee shall perform such ASSESSMENT WORK as may be required by Federal, State and local law and shall prepare and record, for and on behalf of the **Lessor**, an affidavit(s) of labor and improvements during each assessment year in order to maintain all claims in good standing in the name of the **Lessor**. **Lessee** and **Lessor** shall each provide the other with a copy of all such filings made in respect to the **Patented MC**.

Should this Lease be terminated within ninety (90) days before the end of the then current assessment year, **Lessee** shall nevertheless perform the manual labor and comply with the other requirements of this paragraph. Should this Lease be terminated prior to said ninety (90) days, **Lessee** shall have no obligation to perform said assessment work.

VIII. ASSIGNMENT

Either the **Lessor** or the **Lessee** may assign all or any portion of their right, title and interest in this Lease and for the **Patented MC** at any time, and from time to time upon the giving of written notice of the identity and address of the assignee, providing however that notwithstanding said assignment(s) in whatever form, both the **Lessee** and the **Lessor** shall remain primarily and unconditionally liable, respectively, for the performance of all terms and conditions hereof prior to the date of assignment, as such terms and conditions are applicable to each.

IX. TAXES

Lessor shall pay before delinquency all taxes and assessments that may be levied or assessed against the **Patented MC**, and **Lessee** shall pay before delinquency any taxes and assessments that may be levied or assessed against production therefrom.

X. WARRANTIES AND TITLE

10.1 **Lessor** makes no warranties, express or implied, as to the value or condition of the Patented MC, or existence or adequacy of any facilities or equipment which are the subject of this Lease. However, **Lessor** will at all times during the term of this lease, furnish **Lessee** with any and all geological production and metallurgical data which may be available to **Lessor**. **Lessor** takes no responsibility for the interpretation of such data.

10.2 **Lessor** does warrant that it has good and valid title to the Patented MC, that there are presently no adverse claims, no environmental encumbrances, no judgments, no liens, whether mechanic or otherwise, and no non-disclosed disposition of the Patented MC via trust, pour-over will, and/or last will and testaments that will affect the Patented MC or this Lease, and that it will upon demand promptly furnish to the **Lessee** copies of all documents and other evidence relating to **Lessor's** claim of title, including but not limited to, copies of all Patents, location notices and affidavits relating to assessment work.

10.3 **Lessor** agrees to notify the **Lessee** at once of any claim against **Lessor's** interest in the Patented MC, or against this Lease and will immediately undertake the defense of that claim at **Lessor's** own expense.

10.4 **Lessor** further agrees that at the option of the **Lessee**, **Lessee** may undertake the defense of any claim against **Lessor's** interest in the Patented MC or against this Lease, and that **Lessor** will be liable for damages sustained by **Lessee**, including the cost of such defense, and the lost of profit from PRODUCTION. Upon request by **Lessee**, **Lessor** will deliver to the **Lessee** all evidence and information reasonable required to defend against such claim, and will cooperate fully in such defense.

10.5 **Lessor** and **Lessee** each agree to execute, during the term of this Lease as an accommodation, such additional documents and agreements as the other may reasonably require in connection herewith, provided that such additional document(s) or agreement(s) would not impose additional obligations upon or impair the rights of the accommodating party.

10.6 **Lessor** understands and accept fully that failure to comply with the warranties, responsibilities, and actions stated in this Section X will result in the forfeiture of Royalties and Rents as stated in section IV, and such forfeiture will continue throughout the term of this Lease until **Lessor** correctly comply with the warranties, responsibilities, and actions as stated in this Section X.

XI. GOVERNING LAW AND RESOLUTION OF DISPUTES

This Lease shall be governed by and construed in accordance with the laws of the State of Nevada. This Lease shall not be construed against one Party or the other as the drafter. Any disputes arising under or to interpret the terms of this Lease shall be resolved in the following manner:

11.1 INITIAL CONSULTATION AND NEGOTIATION. In the event a dispute between the Parties arises under the Agreement or a Party's performance hereunder, the matter shall first be escalated to a meeting with and discussion between the **Lessor** and **Lessee** in an attempt to settle such dispute through consultation and negotiation in good faith and a spirit of mutual cooperation.

11.2 ESCALATION. If the Parties are unable to resolve the dispute, the Parties shall submit the dispute for binding arbitration before the American Arbitration Association in Carson City or Reno, NV. If any arbitration or any action at law or in equity is begun to enforce or interpret the rights arising out of or relating to this Lease, the prevailing Party shall recover from the other Party its reasonable attorney's fees incurred and costs (including arbitrator fees) in addition to any other relief to which the Party may be entitled.

11.3 CONTINUED PERFORMANCE. Except where prevented from doing so by the matter in dispute, the Parties agree to continue performing their obligations under this Lease, while any good faith dispute is being resolved unless and until such obligations are terminated by the termination or expiration of any PRODUCTION or this Lease.

XII. FORCE MAJEURE

In the event that **Lessee** shall be prevented from operating upon the **Patented MC** or from performing its obligations hereunder by reason of Acts of God, Government, or of the common enemy, insurrection, riot, labor disputes, fire, explosion, flood, earthquake, interruption of transportation, or the inability to obtain permits from pertinent federal, state, and local agencies with jurisdiction over the **Patented MC**, such circumstances shall relieve **Lessee** of its obligations hereunder but only for the duration of such disruption

XIII. TERMINATION

13.1 **Lessee** may at any time after the date hereof, surrender this Lease, provided written notice of termination is given **Lessor** not less than thirty (30) days prior to the effective date of such termination, after which all rights and obligations of **Lessee** hereunder shall cease.

13.2 In the event of **Lessee**'s failure to comply with any substantial arid material provision of this Lease, **Lessor** shall provide **Lessee** with a written notice setting forth the nature of such noncompliance, after receipt of which **Lessee** shall have not less than one-hundred

eighty (180) days to cure such non-compliance. In the event **Lessee** fails to cure its non-compliance within the prescribed period, **Lessor** may thereupon terminate this Lease by the giving of such written notice, after the receipt of which all rights of **Lessee** hereunder shall cease. However, should there be an issue as to whether or not non-compliance has occurred, then resort shall be had in the provisions outlined in Section XI.

13.3 In the event of termination of this Agreement, **Lessee** shall deliver to **Lessor** within sixty (60) days following the effective date of said termination, a written release and quit claim deed releasing all of the rights granted to and acquired by **Lessee** under this Agreement and quit claiming to **Lessor** all of the rights granted, title and interests of the **Lessee** in and to the Property.

13.4 If otherwise still in effect, the terms of this Lease shall not extend for a period longer than is allowed by applicable law.

XIV. PURCHASE OPTION

Lessor grants to **Lessee** the "FIRST RIGHT OF REFUSAL" on or before the termination of this lease, the option to purchase the Patented MC if **Lessor** deems to sell or assign its rights and interests to the Patented MC.

XV. PAYMENTS AND NOTICES

All payments made by the **Lessee** to the **Lessor** pursuant to provisions of this Lease shall be made promptly and will be remitted to **Lessor** at the address herein designated for receipt or notice by **Lessor** except as **Lessor** may from time to time otherwise designate in writing.

For the purpose of this Agreement, any notice required or permitted to be given by either Party under this Agreement shall be in writing and shall be personally delivered or sent by a reputable overnight mail service (e.g., Federal Express), or by first class mail (certified or registered), or by facsimile confirmed by first class mail (registered or certified), to the other Party. Notices will be deemed effective (I) three (3) working days after deposit, postage prepaid, if mailed, (II) the next day if sent by overnight mail, or (III) the same day if sent by facsimile and confirmed as set forth above. A copy of any notice shall be sent to the following:

- **Royal Mines Inc.**, 8005 La Cienega St, Las Vegas, Nevada, 89123-1701; Attn: William Tao, Ph.D., CEO; Fax: (775) 826-8101.
- **Erline Y. Smith Trust**, 1170 Campbell Drive, Las Vegas, Nevada 89102 Attn: Erline Y. Smith TRS and Lawana Hooper.

XVI. MISCELLANEOUS PROVISIONS

16.1 This Lease shall be construed in accordance with the Laws of the State of Nevada

16.2 The failure of either party to enforce any provision hereof at any time shall not be construed to be a waiver of such provision or of any other provision.

16.3 This Lease executed supersedes all prior agreements between **Lessee** and **Lessor** relating to the subject Patented MC and constitutes the entire agreement thereof. No amendment or

modification of this Lease shall be binding on either **Lessee** or **Lessor** unless made in writing and duly executed by both.

16.4 Titles and boldface type used in this Agreement are provided for convenience only and shall not be construed to alter the meaning of the text.

16.5 This Lease has been executed in two counterpart(s) each of which shall be deemed to be an original but all of which together shall constitute one and the same Lease.

16.6 If any term, provision, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants, and conditions of this Lease, and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

16.7 To the extent that State or Federal "depletion allowance" is available with respect to Production from the Patented MC to which this Lease relates, such depletion allowance(s) shall be reserved for use by the **Lessee**.

16.8 Wherever used herein, **Lessor** and **Lessee** shall include the singular and the plural and in the event that either **Lessor** or **Lessee**, or both is/are more than one person, natural or otherwise, the obligations and liabilities created by this Lease are the joint and several obligations and liabilities of all such persons, respectively constituting either the **Lessor** or the **Lessee**.

This Lease Agreement must be executed with the attachment of all the Signatory pages.

LEASE OF MINING PROPERTY

Restatement and Amendment to Lease Agreement executed March 16, 2007

SIGNNATORY PAGE

IN WITNESS WHEREOF, the Parties consisting of **Erline Y. Smith, Trustee, Erline Y. Smith Trust, and Lawana Hooper (Lessor) and Royal Mines Inc.(Lessee)** by and through its duly authorized officer and representative, have executed this Lease Agreement as of the date first written above.

Erline Y. Smith, Trustee, Erline Y. Smith Trust, and Lawana Hooper (Lessor)

By: Erline y. Smith Date: 04/13/07

[illegible]

For Lessor, witnessed by: Lawana Hooper

ROYAL MINES, INC. (Lessee)

By: [signature] Date: 04/13/07

~~William C. Tao, Ph.D.~~ KENNETH L MATHESON

~~President and Chief Executive Officer~~ DIRECTOR

For Lessee, witnessed by: Lawana Hooper

Business Proprietary and Confidential

EXHIBIT A
Patented MC bounding and unique description

- Parcel APN# 250-02-401-002 designated "Jupiter Lode", US Patent Survey #2166.
- "Enterprise Millsite" US Patent #2518, Searchlight Mining District.
- Clark County Assessor Description PT SW4 SEC 02 29 63, designated 20.61 total acres.

GENERAL INFORMATION	
PARCEL NO.	250-02-401-002
OWNER AND MAILING ADDRESS	SMITH ERLINE Y TRUST SMITH ERLINE Y TRS 1170 CAMPBELL DR LAS VEGAS NV 89102-1916
LOCATION ADDRESS CITY/UNINCORPORATED TOWN	SEARCHLIGHT
ASSESSOR DESCRIPTION	PT MINERAL SURVEY #2166 JUPITER PT SW4 SEC 02 29 63
RECORDED DOCUMENT NO.	* 20000908:00406
RECORDED DATE	09/08/2000
VESTING	NO STATUS

*Note: Only documents from September 15, 1999 through present are available for viewing.

ASSESSMENT INFORMATION AND SUPPLEMENTAL VALUE	
TAX DISTRICT	700
APPRAISAL YEAR	2006
FISCAL YEAR	06-07
SUPPLEMENTAL IMPROVEMENT VALUE	0
SUPPLEMENTAL IMPROVEMENT ACCOUNT NUMBER	N/A

REAL PROPERTY ASSESSED VALUE		
FISCAL YEAR	2006-07	2007-08
LAND	3500	3500
IMPROVEMENTS	0	0
PERSONAL PROPERTY	0	0
EXEMPT	0	0
GROSS ASSESSED	3500	3500
TAXABLE VALUE LAND+IMP	10000	10000

ESTIMATED LOT SIZE AND APPRAISAL INFORMATION	
ESTIMATED SIZE	20.61 Acres
ORIGINAL CONST. YEAR	0
LAST SALE PRICE MONTH/YEAR	0
LAND USE	VACANT
DWELLING UNITS	0

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25002401002

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required for assessment See the
ited legal information
MAP REDUCED FROM TH... ...INAL
400
600
800
MAP LE
PM/LD BOUNDARY
NON-PARCEL LOT LINE
MATCH LINE / LEADER LINE
ROAD ID NUMBER
PLAT RECORDING NUMBER
BLOCK NUMBER
LOT NUMBER
GOV. LOT NUMBER
253
254
255
Scale:1"=200'
Rev:03/24/05
PT 250-03-301-002
PT 250-03-401-001
CLEOPATRA
JUPITER
PT 250-03-701-002
002
20.61
401
001
62.20


PARCEL NUMBER
ACREAGE
PARCEL SUB/SED NUMBER
PLAT RECORDING NUMBER
BLOCK NUMBER
LOT NUMBER
GOV LOT NUMBER
US NO. 95
US NO. 95
401
TAX DIST 700
501-002
Jupiter
250-02-401-002
Erline Y. Smith - trustee
(702) 878-7167
1170 Campbell dr.
LV NV, 89102
APN# 242-00-002-021
APN# 250-02-401-002
(Niece)
(Lawana) (1pm)
985-869-0179

EXHIBIT B
Patented MC ownership history

- As Erline Y. Smith, recorded August 31, 1962, under document # 0384:0309618.
- As Erline Y. Smith Trust dated November 23, 1998 and Erline Y. Smith TRS, recorded September 8, 2000, under document # 20000908:00406.
- Documented by a GRANT, BARGAIN, SALE DEED and executed August 29, 2000, in which Erline Y. Smith grants to Erline Y. Smith Trust dated November 23, 1998 all rights, interests, and title of the **Patented MC**.

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Assessor

M.W. Schofield, Assessor

PARCEL OWNERSHIP HISTORY

Assessor Map | Aerial View | Current Ownership

ASSESSOR DESCRIPTION
PT MINERAL SURVEY #2166 JUPITER PT SW4 SEC 02 20 63

CURRENT PARCEL NO.	CURRENT OWNER	RECORDED DOCUMENT NO.	RECORDED DATE	VESTING	TAX DISTRICT	ESTIMATED SIZE
250-02-401-002	SMITH ERLINE Y TRUST SMITH ERLINE Y TRS	*20000908:00406	09/08/2000	NO STATUS	700	20.61

PARCEL NO.	PRIOR OWNER(S)	RECORDED DOCUMENT NO.	RECORDED DATE	VESTING	TAX DISTRICT	ESTIMATED SIZE
250-02-401-002	SMITH ERLINE Y	*0384:0309618	08/31/1962	NO STATUS	700	20.61 AC

*Note: Only documents from September 15, 1999 through present are available for viewing.

NOTE: THIS RECORD IS FOR ASSESSMENT USE ONLY. NO LIABILITY IS ASSUMED AS TO THE ACCURACY OF THE DATA DELINEATED HEREON.

CLARK COUNTY ASSESSOR

Government Center, 500 South Grand Central Parkway, Las Vegas, Nevada 89155-1401

702-455-3882 (INFORMATION)

Return to Home

20000908
00406

APN: 242-00-002-021
APN: 250-02-401-002

$0.00 Consideration

GRANT, BARGAIN, SALE DEED

THIS INDENTURE WITNESSETH: That **ERLINE SMITH**, for good and other valuable consideration, does hereby Grant, Bargain, Sell and Convey to **ERLINE Y. SMITH**, Trustee of THE ERLINE Y. SMITH TRUST, dated November 23, 1998, as amended, or restated, or her successors, all of her right, title and interest in that real property situated in the City of Searchlight, County of Clark, State of Nevada, bounded and described as follows:

"Jupiter Lode" United States Patent Survey #2166
"Enterprise Millsite" United States Patent Survey #2518
Searchlight Mining District

SUBJECT TO:
1. All general and special taxes for the fiscal year.
2. Covenants, conditions, restrictions, reservations, rights, rights of way and easements now of record.

GRANTEES ADDRESS: ERLINE Y. SMITH, 1170 Campbell Drive, Las Vegas, Nevada 89102

Subject to: Powers of Trustee attached hereto as Exhibit "A" and by this reference incorporated herein.

Together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any wise appertaining.

Witness her hand this 29 day of August, 2000.

Erline Smith
ERLINE SMITH

20000908 00408

STATE OF NEVADA)
) ss.
COUNTY OF CLARK)

On this 29 day of Aug, 2000, before me, the undersigned, a Notary Public in and for said County of Clark, State of Nevada, personally appeared ERLINE SMITH, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Tracey L. Wakenhut

Notary Public

TRACEY L. WAKENHUT
Notary Public - Nevada
No. 98-0180-1
My appt. exp. May 15, 2002

When Recorded, Mail to:
ERLINE Y. SMITH
1170 Campbell Drive
Las Vegas, Nevada 89102

STATE OF NEVADA
DECLARATION OF VALUE

20000908 00406

1. Assessor Parcel Number(s)
   a) 3-163-00-002-021
   b)
   c)
   d)

FOR RECORDERS USE ONLY
Documentation Reviewed by:
Type of Documentation:
Assessors Tag:
Recording Deputy:

2. Type of Property:
   a) ☐ Vacant Land b) ☐ Single Fam. Res.
   c) ☐ Condo/Twnhse d) ☐ 2-4 Plex
   e) ☐ Apt. Bldg. f) ☐ Comm'l Ind'l
   g) ☐ Agricultural h) ☐ Mobile Home
   ☐ Other

3. Total Value/Sales Price of Property $

   Deduct Assumed Liens and/or Encumbrances (
   (Recording information on assumed amounts: Book/Instrument #

4. Taxable Value (per NRS 375.010, Section 2) $

   Real Property Transfer Tax Due $

If Exemption Claimed:

a. Transfer Tax Exemption per NRS 375.090, Section **8**

b. Explain Reason for Exemption: **Transfer to or from a Trust, without consideration.**

5. Partial Interest: Percentage being transferred: %

The undersigned Seller (Grantor)/Buyer (Grantee) declares and acknowledges, under penalty of perjury pursuant to NRS 375.060 and NRS 375.110, that the information provided is correct to the best of their information and belief, and can be supported by documentation if called upon to substantiate the information provided herein. Furthermore, the parties agree that disallowance of any claimed exemption, or other determination of additional tax due, may result in a penalty of 10% of the tax due plus interest at 1 1/2% per month. Pursuant to NRS 375.030, the Buyer and Seller shall be jointly and severally liable for any additional amount owed.

SELLER (GRANTOR) INFORMATION	BUYER (GRANTEE) INFORMATION
Seller Signature:	Buyer Signature:
Print Name: **JOHN E. DAWSON, ESQ**	Print Name:
Address: **228 South Fourth Street**	Address:
City: **Las Vegas**	City:
State: **NV** Zip: **89101-5705**	State: Zip:
Telephone (702) **382-0711**	Telephone ( )
Capacity: **Legal Counsel**	Capacity:

COMPANY REQUESTING RECORDING

Co. Name: Escrow #:

(AS A PUBLIC RECORD THIS FORM MAY BE RECORDED/MICROFILMED)

406

EXHIBIT C

Lessor is vested with complete powers of disposition of the Patented MC, including the power to plat, sell, encumber, mortgage, lease, and convey as a whole or in parcels

20000908
.00406

EXHIBIT "A"

POWERS OF TRUSTEE

ERLINE Y. SMITH, Trustee, is hereby vested with complete powers of disposition of the real estate herein described, including the power to plat, sell, encumber, mortgage and convey as a whole or in parcels, and no person dealing with said Trustee shall be obligated to look beyond the terms of this instrument for power in the Trustee to sell, encumber, mortgage or convey, the real estate described herein.

Said Grantee is likewise hereby excused from any and all duties of diligence and responsibility respecting the propriety of any act of said Trustee purporting to be done under or by virtue of the terms of this issue.

This conveyance is made in Trust pursuant to and in accordance with **"THE ERLINE Y. SMITH TRUST"** which was executed on November 23, 1998, and as amended or restated.

CLARK COUNTY, NEVADA
JUDITH A. VANDEVER, RECORDER
RECORDED AT REQUEST OF:
MARQUIS & AURBACH
09-08-2000 10:46 CPD 3
OFFICIAL RECORDS
BOOK: 20000908 INST: 00426
FEE: 9.00 RPTT: EX#008

Business Proprietary and Confidential

EXHIBIT D

Lease of Mining Property Agreement executed on March 16, 2007

February 19, 2007

Ms. Erlin Smith
1170 Campbell Drive
Las Vegas, NV 89102

RE: Royal Mines Inc (RMI) leasing patented claims "Jupiter" for mineral exploration

Dear Ms. Smith,

On behalf of RMI (company), we would like to establish a lease option with you and your family estate (owner) for the patented claims "Jupiter" based on the following terms:

Option to lease the entire patented claims in five (5) acres increments.
The annual lease rate will be $1000 per five (5) acre increment ($200 per acre leased).
A signing bonus of $5,000 to owner upon the completion of lease agreement.
Mineral exploration, production rights, and access and occupation to be granted to company.
A ~~2%~~ net smelting royalty to be returned to owner from minerals produced from the property.
5% w/

We look forward to working with you and your legal representative to set the above terms into a formal agreement.

Sincerely,

William C. Tao, Ph.D.
Royal Mines, Inc.
Chief Executive Officer
(775) 848-8988

cc:
Ian Matheson; BOD
Bob Gunnison
Harry Moll

LEASE OF MINING PROPERTY

THIS LEASE made at 1170 Campbell Dr Las Vegas, NV 89102 this 16th day of March, 2007, between:

Hereafter called "Lessor" and Erline Y. Smith, Trustee and Lawanna Hooper
Hereafter called "Lessee", Royal Mines Inc

WITNESSETH:

Lessor is the owner of certain patented mining claims situated in Clark County, parcel # 250-02-401-002

As described in EXHIBIT "A" attached Assessor's Parcels of Clark County, Deed of Trust more particularly described on Exhibit "A" attached hereto and made a part hereof and hereinafter referred to as the Property

This Lease will set forth all the terms and conditions under which the Lessor grants Lessee a lease of the Property for purpose and term hereinafter provided.

In consideration of the covenants and agreements hereafter set forth, the parties agree as follows.

I. GRANT

Lessor hereby grants, leases and demises the Property, including such personal property as may be located therein, together with all privileges and appurtenances, all right, title and interests owned, available or granted to the Lessor and pertaining to the Property

II. TERM

Lease is granted for a term commencing from and after the date hereof and shall extend until this Lease be terminated hereafter provided.

III. PURPOSES

The purposes of this Lease are to grant to the Lessee the exclusive right to enter into and upon the Property, and each and every part thereof so long as this Lease remains in effect, and to explore for, develop, mine, leach in place, treat, produce, to ship, and sell, all for its own account such ores, material (metallic and nonmetallic), and minerals as may be found therein or thereon, and all of which shall hereinafter be referred to as PRODUCTION.

IV. ROYALTIES/RENTALS

Royal Mines Inc Lessee is to pay Lessor the sum of $1000/annum/each 5 acres of total claim parcel up to 20 to 25 acres total (—) dollars for consideration of this agreement.

V. OPERATIONS OF LESSEE

Lessee shall conduct all mining and other operations under this Lease in accordance with GOOD MINING PRACTICES and SOUND PRINCIPLES OF CONSERVATION and in accordance with all APPLICABLE LAWS and rules and regulations promulgated by Federal, State and local authorities.

Lessee shall keep and maintain true and correct BOOKS OF ACCOUNT AND RECORDS which shall show the amount, production from this Property and the amount of proceeds derived from the sale of such Production. Said books and records shall be open for INSPECTION and audit by Lessor or its agent at all reasonable times and for a period of one (1) year following termination of this Lease.

Lessor expressly reserves the right, at Lessor's option and expense, to maintain an AGENT on the Property for the purpose of verifying production, and to check, inspect and keep account of all production from said property; provided that the Agent and/or inspections do not interfere with Lessee's operations.

VI. INSURANCE/INDEMNITY

6.1 It is specifically agreed by the parties hereto that the Lessor shall not be liable to third parties, or employees, or agents of the Lesser, for the activities and obligations of the Lessee during the term hereof, and that sufficient notice to such effect shall be posted on the property and appropriately filed in accordance with the laws of the political jurisdiction(s) within which the Property is located and wherever Lessee conducts operations relevant to this Lease

6.2 Prior to commencement of operations hereunder, Lessee shall obtain all workmen's compensation insurance, liability insurance, and policies of insurance against other risks for which Lessor may reasonably be considered to have exposure as a result of Lessee's operations or tenancy of the Property. All insurance shall be maintained by Lessee at its own expense

ughout the duration of this Lease, and whenever Lessor reasonably requests, Lessee shall furnish to Lessor evidence at such insurance is being maintained.

6.3 Lessee agrees to indemnify and save Lessor harmless from and against any and all liability, claims and causes of action for personal injury or death, and damage to, or loss or destruction of property, resulting from its tenancy of the Property and from its operations hereunder.

VII. ASSESSMENT WORK

Lessee shall perform such ASSESSMENT WORK as may be required by Federal, State and local law and shall prepare and record, for and on behalf of the Lessor, an affidavit(s) of labor and improvements during each assessment year in order to maintain all claims in good standing in the name of the Lessor. Lessee and Lessor shall each provide the other with a copy of all such filings made in respect to the Property. Should this Lease be terminated within ninety (90) days before the end of the then current assessment year, Lessee shall nevertheless perform the manual labor and comply with the other requirements of this paragraph. Should this Lease be terminated prior to said ninety (90) days, Lessee shall have no obligation to perform said assessment work.

VIII. ASSIGNMENT

Either the Lessor or the Lessee may assign all or any portion of their right, title and interest in this Lease and/or in the Property at any time and from time to time upon the giving of written notice of the identity and address of the assignee, providing however that notwithstanding said assignment(s) in whatever form, both the Lessee and the Lessor shall remain primarily and unconditionally liable, respectively, for the performance of all terms and conditions hereof prior to the date of assignment, as such terms and conditions are applicable to each.

IX. TAXES

Lessee shall pay before delinquency all taxes and assessments that may be levied or assessed against the Property, or against Production therefrom, except those taxes which Lessee is contesting in good faith, and except those taxes against the Property for the first and last year, which taxes shall be pro-rated between Lessee and Lessor

X. WARRANTIES AND TITLE

10.1 Lessor makes no warranties, express or implied, as to the value or condition of the Property, or existence or adequacy of any facilities or equipment which are the subject of this Lease. However, Lessor will at all times during the term of this Lease furnish Lessee with any and all geological production, and metallurgical data which may be available to Lessor. Lessor takes no responsibility for the interpretation of such data.

10.2 Lessor does warrant that it has good and valid title to the Property, that there are presently no adverse claims that will affect the Property or this Lease, and that it will upon demand promptly furnish to the Lessee copies of all documents and other evidence relating to Lessor's claim of title, including, but not limited to, copies of all Patents, location notices and affidavits relating to assessment work.

10.3 Lessor agrees to notify the Lessee at once of any claim against Lessor's interest in the Property, or against this Lease and will immediately undertake the defense of that claim at Lessor's own expense.

10.4 Lessor further agrees that at the option of the Lessee, Lessee may undertake the defense of any claim against Lessor's interest in the Property or against this Lease, and that Lessor will be liable for damages sustained by Lessee including the cost of such defense. Upon request by Lessee, Lessor will deliver to the Lessee all evidence and information reasonable required to defend against such claim, and will cooperate fully in such defense.

10.5 Lessor and Lessee each agree to execute, during the term of this Lease as an accommodation, such additional documents and agreements as the other may reasonably require in connection herewith, provided that such additional document(s) or agreement(s) would not impose additional obligations upon or impair the rights of the accommodating party.

XI. DISPUTES

It is specifically agreed that should there arise any dispute between the parties hereto, such dispute shall not interrupt performance of this Lease by either Lessee or Lessor, nor will Lessee's operations hereunder be interrupted, delayed, or impaired during the pendency of and until the final settlement of each dispute. In the event of litigation between the parties hereto, the prevailing party will be entitled to all costs of this litigation, including but not limited to, reasonable attorney's fees.

XII. FORCE MAJEURE

In the event that Lessee shall be prevented from operating upon the PROPERTY or from performing its obligations hereunder by reason of Acts of God, Government, or of the common enemy, insurrection, riot, labor disputes, fire, explosion, flood, earthquake, interruption of transportation, or the inability to obtain permits, such circumstances shall relieve Lessee of its obligations hereunder, but only for the duration of such disruption.

XII. TERMINATION

13.1 Lessee may at any time after the date hereof, surrender this Lease, provided written notice of termination is given Lessor not less than thirty (30) days prior to the effective date of such termination, after which all right and obligations of Lessee hereunder shall cease.

13.2 In the event of Lessee's failure to comply with any substantial and material provision of this Lease, Lessor shall provide Lessee with a written notice setting forth the nature of such non-compliance, after receipt of which Lessee shall have not less than thirty (30) days to cure such non-compliance. In the event Lessee fails to cure its non-compliance be within the prescribed period, Lessor may thereupon terminate this Lease by the giving of such written notice, after the receipt of which all rights of Lessee hereunder shall cease. However, should there be an issue as to whether or not non-compliance has occurred, then resort shall be had in the provisions of paragraph II hereof.

13.3 In the event of termination of this Agreement, Lessee shall deliver to Lessor within sixty (60) days following the effective date of said termination, a written release and quit claim deed releasing all of the rights granted to and acquired by Lessee under this Agreement and quit claiming to Lessor all of the rights granted, title and interests of the Lessee in and to the Property.

13.4 If otherwise still in effect, the terms of this Lease shall not extend for a period longer than is allowed by applicable law.

XIV. PURCHASE OPTION

Erline Y. Smith and Lawana Hooper to give to Royal Mines Inc., the "FIRST RIGHT OF REFUSAL" on or before the termination of this lease.

XV. PAYMENTS

All payments made by the Lessee to the Lessor pursuant to provisions of this Lease shall be made promptly and will be remitted to Lessor at the address herein designated for receipt of notice by Lessor except as Lessor may from time to time otherwise designate in writing, and except as provided in paragraph XIV above.

XVI. MISCELLANEOUS PROVISIONS

16.1 This Lease shall be construed in accordance with the Laws of the State of Nevada

16.2 The failure of either party to enforce any provision hereof at any time shall not be construed to be a waiver of such provision or of any other provision.

16.3 This Lease supersedes all prior agreements between Lessee and Lessor relating to the subject Property and constitutes the entire agreement thereof. No amendment or modification of this Lease shall be binding on either Lessee or Lessor unless made in writing and duly executed by both.

16.4 Titles and boldface type used in this Agreement are provided for convenience only and shall not be construed to alter the meaning of the text.

16.5 This Lease has been executed in two counterpart(s) each of which shall be deemed to be an original but all of which together shall constitute one and the same Lease.

16.6 If any term, provision, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants and conditions of this Lease, and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

16.7 All Notices to Lessees shall be given only by certified mail and addressed to:

Royal Mines Inc., 8005 La Cienega St., Las Vegas, NV 89123

except as may be subsequently designated in writing by Lessor.

16.8 All Notices to Lessor must be written and signed by Lessee and shall be given by Erline Y. Smith And/or Lawana Hooper and addressed to:

1170 Campbell Dr.
Las Vegas, NV 89102

except as may be subsequently designated in writing by Lessor.

16.9 To the extent that State or Federal "depletion allowance" is available with respect to Production from the Property to which this Lease relates, such depletion allowance(s) shall be reserved for use by the Lessee.

16.10 Wherever used herein, Lessor and Lessee shall include the singular and the plural and in the event that either ...or or Lessee, or both is/are more than one person, natural or otherwise, the obligations and liabilities created by this ...e are the joint and several obligations and liabilities of all such persons, respectively constituting either the Lessor or the Lessee.

XVII. OTHER PROVISIONS

- Lessor will be provided a signing bonus of $5000 USD after the completion of the following:
  - a.) Signature and execution of all legal documents associated with lease
  - b.) Validation of Ownership of patented claims by Lessee.
  - c.) Validation of non-encumberances. both legal, financial, mechanic, or any other liens by any third paty.
- A (five) 5% net smelting royalty to be returned to Lessor from minerals produced from the claims and property.
- Lessee is granted full access to property for mineral exploration, production rights, and occupation
- The Lease is for a period of five (5) years, with options to renew for multiple increments of 5 years

NOTICE

A LEASE AGREEMENT HAS BEEN CONTRACTED BETWEEN Royal Mines Inc.
AND Erline Smith and Lawana Hooper.
ON THE FOLLOWING PATENTED CLAIMS AND A NOTICE OF NON-RESPONSIBILITY HOLDING (________)
HARMLESS HAS BEEN POSTED ON THE PROPERTY

____
Signature

This document, as executed by Lessee and Lessor, and witnessed by parties hereto, represents the basis and terms for incorporation into the final lease document, which will be accomplished with in 30 days from March 16, 2007.

IN WITNESS WHEREOF THE PARTIES hereto have executed the Lease as of the 16 day of March, 20 07

[signature]	Erline Y. Smith
LESSEE	LESSOR
Royal Mines Inc	Erline Y. Smith + Lawana Hooper
Print or type name here	Print or type name here

STATE OF NEVADA)
) ss.
COUNTY OF)

On this 16th day of March, 20 07 personally appeared before me ~~a Notary Public~~ us, witnesses who acknowledged to me that he executed the above instrument.

Witnessed By.
Notary Public

BY: [signature]
Clara A. Tearnan
LESSEE

STATE OF NEVADA)
) ss.
COUNTY OF)

On this 16th day of March, 20 07 personally appeared before me a ~~Notary Public~~ a witness who acknowledged to me that he executed the above instrument

Witnessed By.
Notary Public

BY: Lawana Hooper
Lawana Hooper
LESSOR

FS123 (same as MSN100)
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West Charleston Boulevard
Las Vegas, Nevada 89102
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